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                                                                 EXHIBIT 10.10.2

                                AMENDMENT NO. 1
                       TERMINATION & LAYOFF PAY PLAN II

     This Amendment No. 1 to the Greater Bay Bancorp (the "Company") Termination & Layoff Pay Plan II (the "Plan") is effective as of March 23, 1999.

                                   RECITALS:
                                   --------

     A. The Board of Directors adopted the Plan to provide benefits to certain key executives of the Company in the event of a Termination or Layoff (as defined in the Plan). At the effective date of the Plan (January 1, 1998), only the Company's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Chief Lending Officer were identified as Eligible Employees under the Plan.

     B. As a result of promotions within the Company, the Board of Directors has determined to amend the definition of Eligible Employees to cover other key executives and to provide benefits to such executives under the Plan.

     NOW, THEREFORE, in consideration of the foregoing, the Plan is hereby amended as follows:

     1. Section 3.9 of the Plan is hereby amended to read in its entirety as follows:

     Eligible Employees means an Employee who is a key executive of the Company
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and who is eligible to participate in the Plan.  The only Employees who are deemed "Eligible Employees" for purposes of the Plan are the Chief Executive Officer ("CEO"), Chief Operating Officer ("COO"), Chief Financial Officer ("CFO"), Chief Lending Officer ("CLO") and the other executive officers of the Company (the "Executive Officers").

     2. Section 5.1(c) of the Plan is hereby amended to read in its entirety as follows:

     CLO and Executive Officers.  A Participant who is the CLO or an Executive
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Officer shall be entitled to receive a Base Benefit equal to eighteen (18)
months of Pay.

     3.  Section 8.2 is hereby deleted.

     4. Except as specifically amended hereby, the terms of the Plan shall remain in full force and effect.
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     IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 on behalf of the Company as of the date first above written.

                              GREATER BAY BANCORP



                              By: /s/ David L. Kalkbrenner
                                  ------------------------
                                  David L. Kalkbrenner
                                  President and Chief Executive Officer